UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 4)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

SWINGPLANE VENTURES, INC.
Exact name of registrant as specified in its charter

Nevada	000-54571	27-2919616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alcantara 200, piso 6, Las Condes, Santiago, Chile	7550159
(Address of principal executive offices)	(Zip Code)

(800) 373-0537
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 4 on Form 8-K/A (this “Amendment”)  of Swingplane Ventures, Inc., amends our current report on Form 8 –K/A  Amendment No. 3, as filed with the Securities and Exchange Commission on July 18, 2013 to replace exhibit 2.1  in its entirety.

In addition the Comapny is amending the table contained on page 73, DIRECTORS AND EXECUTIVE OFFICERS, to correct the date of resignation of Mr. Johannes Lindorder from June 13, 2012 to June 13, 2013.  The amended section is contained herein.

Other than as set out above, no other changes have been made to the Form 8-K/A. This Amendment No. 4 to the Form 8-K/A speaks as of the filing date of the Form 8-K/A, does not reflect events that may have occurred subsequent to the original filing date(s), and does not modify or update in any way disclosures made in the original Form 8-K/A except as stated above.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are our executive officers and directors of the Company as of February 25, 2013 and hold the positions set forth opposite their respective names.

Name	Age	Position
Michel Voyer	58	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director from August 22, 2012 to February 25, 2013.
Carlos De la Torre	47	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director as of February 25, 2013.
Johannes Lindorfer	54	Director from November 5, 2012 to June 13, 2013

Our directors hold office until the earlier of their death, resignation or removal by the stockholders of the Company or until their successors have been qualified.  Our officers are elected annually by, and serve at the pleasure of, our board of directors.  We feel our officers and directors should serve in such capacity in light of our business structure because: they all have a degree or professional diploma or they have management knowledge, they have previous experience in the industry and are able to adapt to changes within the industry, and they are able to work resourcefully to strategize for the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item  9.01        Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.
Exhibit Number	Description
2.1	Executed Share Exchange Agreement including disclosure statements by and between the Company, Mid Americas Corp., and the stockholders of Mid Americas Corp. dated February 22, 2013	Filed herewith
3.1	Amended Articles of Incorporation	Incorporated by reference to our Form S-1/A registration statement filed with the Securities and Exchange Commission on August 18, 2010
3.2	Certificate of Amendment – Increase in Authorized Shares	Incorporated by reference to our Form 8-K filed with the Securities and Exchange Commission on February 25, 2013
3.3	Bylaws	Incorporated by reference to our Form S-1/A registration statement filed with the Securities and Exchange Commission on August 18, 2010
4.1	Certificate of Designation – Preferred Stock	Incorporated by reference to our Form 8-K filed with the Securities and Exchange Commission on February 25, 2013
10.1	Executed Assignment Agreement between the Company and Mid Americas Corp., dated October 15, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 10, 2013
10.2	Executed Option Agreement by and between Mid Americas Corp. and Gunter Stromber and Elsa Dorila Durate Horta, dated April 23, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 10, 2013
10.3	Executed Amendment No. 1 to Option Agreement, dated July 27, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 10, 2013
10.4	Executed Amendment No. 2 to Option Agreement, dated September 27, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 10, 2013
10.5	Executed Consulting Agreement with Michel Voyer, dated October 1, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 10, 2013
21	List of Subsidiaries	Mid Americas Corp., a corporation incorporated under the laws of the country of Belize
99.1	Revised and Restated Audited Financial Statements of Mid Americas Corp. as of June 30, 2012.	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on July 18, 2013
99.2	Revised and Restated Financial Statements of Mid Americas Corp. as of December 31, 2012.	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on July 18, 2013
99.3	Revised and Restated Pro Forma Financial Statements	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SWINGPLANE VENTURES, INC.

Date:	July 19, 2013	By:	/s/ Carlos De la Torre
		Name:	Carlos De la Torre
		Title:	President, Chief Executive Officer (Principal Executive Officer), Secretary, and Chief Financial Officer (Principal Financial Officer) and Director